UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2011

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

 (Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I 50 E RIVER CENTER BLVD, SUITE 820 COVINGTON, KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:	(859) 581-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On July 15, 2011, Idaho State University (“University”) executed Work Order (Number 001) (“Work Order”) pursuant to the Consulting and Services Agreement, dated January 31, 2011, between Valley Forge Composite Technologies, Inc. (the “Company”) and University (the “Agreement”).  The Agreement establishes a framework under which the University could provide research, development and consulting services to the Company with respect to an accelerator designed by the Lebedev Physical Institute of the Russian Academy of Sciences (the “Lebedev Accelerator”).  The Lebedev Accelerator is a major subcomponent of  THOR LVX™  (“THOR”), the Company’s cargo and baggage screening system.  When operational, THOR will operate at high energy levels to penetrate containers and shielding to provide a photonuclear signature of narcotics, bio-chemical weapons and explosives within sealed containers, confirming not only chemical composition but also quantity. Further, THOR is designed to detect fissile material.

The Company must request University’s services under the Agreement via a work order and the University must accept the work order before either party has any obligation under the Agreement.  The Work Order is the first request for services under the Agreement.  The Work Order has a deliverable date of September 30, 2011 and requires preliminary research steps and related deliverables.

If the Company and University negotiate and execute additional work orders, then pursuant to the Agreement, the University will assist the Company in reviewing the Lebedev Accelerator design, using Company-supplied components to assemble an accelerator and demonstrating that accelerator to the Company’s customers.  The Company will compensate University for hourly labor and for materials and sub-contracting costs.  The Company and University will jointly hold all right, title and interest in any invention the parties jointly make resulting from services performed under the Agreement.  To the extent University holds an interest in an Encumbered Invention, as such term is defined in the Agreement, the Company has the option to negotiate an exclusive (for a time to be determined), worldwide, royalty-bearing license to make, use or sell under any Encumbered Invention.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: July 21, 2011	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chief Executive Officer, President, Secretary, Treasurer, and Authorized Officer

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